UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2006
ACQUICOR TECHNOLOGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-128058 (Commission File No.)	20-3320580 (IRS Employer Identification No.)
4910 Birch St., Suite 102
Newport Beach, CA 92660
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (949) 759-3434
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
     On April 11, 2006, Acquicor Technology Inc. (the “Company”) appointed Ellen M. Hancock, the Company’s current President, Chief Operating Officer and Secretary, as the Chief Financial Officer of the Company. Ms. Hancock will serve as Chief Financial Officer in addition to her roles as President, Chief Operating Officer and Secretary. Ms. Hancock will not receive any compensation for her services as an officer of the Company prior to the consummation of the Company’s initial business combination.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Acquicor Technology Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acquicor Technology Inc.
Dated: April 14, 2006	By:	/s/ Gilbert F. Amelio
Gilbert F. Amelio, Ph.D.
Chief Executive Officer